EXHIBIT 4.1

NUMBER
OF                                                             SHARES
---------                                                      ----------

INCORPORATED UNDER THE LAWS OF THE                             CUSIP 675608 10 3
STATE OF GEORGIA


                         OCONEE FINANCIAL CORPORATION




This is to certify that _______________________________________________________

is the record holder of _______________________________________________________

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF TEN DOLLARS ($10.00) EACH, OF
-------------------------OCONEE FINANCIAL CORPORATION-------------------------

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and the facsimile Corporate Seal to be hereunto affixed.

Dated:______________________


_________________________________                  ____________________________
/s/ Jerry K. Wages                                 /s/ B. Amrey Harden
CORPORATE SECRETARY                                President

                          OCONEE FINANCIAL CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                     UNIF GIFT MIN ACT --------------Custodian-------------
TEN ENT - as tenants by the entireties                                     (Cust)               (Minor)
JT TEN  - as joint tenants with right of                               under Uniform Gifts to Minors Act
          survivorship and not as tenants                              __________________________________
          in common                                                                   State

         Additional abbreviations may also be used though not in the above list.

For value received, _________________________________ hereby sells, assign and transfer unto
   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________

________________________________________________________________________________
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _______________________________________


              __________________________________________________________________

     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

   SIGNATURE(S) GUARANTEED:  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                             ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                             STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEED MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.